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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: August 16, 2002
(Date of earliest event reported)

Commission File No. 333-97547


                    Bank of America Mortgage Securities, Inc.
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      Delaware                                          94-324470
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

   201 North Tryon Street, Charlotte, North Carolina,             28255
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Address of principal executive offices                          (Zip Code)


                                 (704) 387-2111
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.    Other Events

                  Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.



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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                  Description
-----------------            -----------
      (99)                   Collateral Term Sheets
                             prepared by Banc of America Securities LLC in connection with Bank of America Mortgage
                             Securities, Inc., Mortgage Pass-Through
                             Certificates, Series 2002-9


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BANK OF AMERICA MORTGAGE
                                               SECURITIES, INC.


August 19, 2002

                                               By: /s/ Judy Lowman
                                                  ----------------------------
                                                  Judy Lowman
                                                  Vice President





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                                INDEX TO EXHIBITS
                                -----------------

                                                   Paper (P) or
Exhibit No.       Description                      Electronic (E)
-----------       -----------                      --------------

   (99)           Collateral Term Sheets            E
                  prepared by Banc of
                  America Securities
                  LLC in connection
                  with Bank of America
                  Mortgage Securities, Inc.,
                  Mortgage Pass-Through
                  Certificates, Series 2002-9





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